EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended July 2, 2005, as filed with the Securities and Exchange Commission of the date hereof ( the "Report"), I, James
G. Flanigan, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1) This Quarterly Report on Form 10-Q of the Company, to which this certification is attached as a Exhibit, (the "Quarterly Report") fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2) This information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ James G. Flanigan
                                        --------------------------------
                                        James G. Flanigan
                                        Chief Executive Officer and President
                                        August  16, 2005


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